CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATEMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[REDACTED].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT #1 TO LICENSED SOFTWARE ADDENDUM #6 AND
AMENDMENT #1 TO LICENSED SOFTWARE ADDENDUM #7 TO
MASTER TECHNOLOGY LICENSE AGREEMENT (MTLA)
DATED APRIL 1, 1997

This Amendment #1 to Licensed Software Addendum #6 and Licensed Software Addendum #7 (hereinafter this “Amendment”) is entered into and effective as of January 9, 2008 (hereinafter the “Effective Date”) by and between Kyocera Mita Corporation, a Japanese corporation, with offices at 2-28, 1-chome, Tamatsukuri, Chuo-ku Osaka, 540-8585, Japan (hereinafter referred to as “KMC”) and Peerless Systems Corporation, a Delaware corporation, with offices at 2381 Rosecrans Avenue, Suite 400, El Segundo, CA 90245 (hereinafter referred to as “Peerless”). Each of KMC and Peerless is sometimes referred to as a “Party” and jointly as “Parties” in this Amendment.

RECITALS

A. WHEREAS, a Master Technology License Agreement dated April 1, 1997 was entered into by and between Peerless and Kyocera Corporation, and was transferred to KMC on April 1, 2002, as amended (the “MTLA”). Each of the Licensed Software Addendum #6 and Licensed Software Addendum #7 was entered into pursuant to the MTLA (individually, “LSA” and, collectively, the “Addenda”) under which Peerless granted KMC certain rights in its Licensed Software Products; and

B.  WHEREAS, the parties agree that LSA #6 and LSA #7 should be amended to reflect business terms, modification and changes previously agreed to between the parties, as detailed in this Amendment.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.	Definitions. All capitalized terms used in this Amendment that are not specifically defined herein shall have the meaning ascribed to them in LSA #6, LSA #7 or the MTLA.

2.
Amendment to LSA #6. Provided final acceptance of the PEERLESS Deliverables for the Licensed Products is given by KMC on or before January 9, 2008 pursuant to Section 2c of this Amendment, LSA #6 shall be amended as follows:

a.	Table #1C to Exhibit A to LSA #6 is hereby deleted in its entirety and replaced by Table #1C as follows:

[REDACTED]

b.	Table #2C to Exhibit A to LSA #6 is hereby deleted in its entirety and replaced by Table #2C as follows:

[REDACTED]

CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATEMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[REDACTED].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

c.
Effective as of January 9, 2008, KMC acknowledges final acceptance of the PEERLESS Deliverables for all the Licensed Products identified in LSA #6 and LSA #7. Any and all other acceptance terms for Licensed Products identified in LSA #6 and LSA #7 under the Master Development Agreement, effective as of February 1, 2005, by and between KMC and Peerless, the MTLA, applicable Addenda and/or Sections 2.7 of LSA #6 and LSA #7, respectively, are superseded by this Amendment.

3.	Miscellaneous.

a.	Except as specifically amended by this Amendment, the MTLA and Addenda shall remain in full force and effect.

b.
The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power, or remedy of any party under the MTLA and Addenda.

c.
Section and subsection headings in this Amendment are included herein for convenience of reference only, and shall not constitute a part of this Amendment #1 for any other purpose or be given any substantive effect.

d.
This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

Kyocera Mita Corporation

By:	/s/ Katsumi Komaguchi
Name:	Katsumi Komaguchi
Title:	President

Peerless Systems Corporation

By:	/s/ Richard L. Roll
Name:	Richard L. Roll
Title:	President and Chief Executive Officer